SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report:  August 25, 2003

INTERNATIONAL ALUMINUM CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 1-7256

California

95-2385235

(State of incorporation)	(I.R.S. Employer No.)

767 Monterey Pass Road Monterey Park, California 91754 (323) 264-1670
(Principal executive office)

INTERNATIONAL ALUMINUM CORPORATION

INDEX

Item 12. Results of Operations and Financial Condition

On August 25, 2003, International Aluminum Corporation issued a press release announcing its earnings results for the quarter and fiscal year ended June 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this report is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION
(Registrant)

Date: August 25, 2003	By:	/s/	MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President - Finance